-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 33-49023) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 11


                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 12



                             VANGUARD ADMIRAL FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
              ON MAY 31, 2001, PURSUANT TO PARAGRAPH (B) OF RULE 485.

VANGUARD (R) ADMIRAL (TM) TREASURY
MONEY MARKET FUND

INVESTOR SHARES  -  MAY 31, 2001

MONEY MARKET
PROSPECTUS

This prospectus contains financial information for the Fund through the fiscal year ended January 31, 2001.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE VANGAURD GROUP(R) LOGO

VANGUARD ADMIRAL TREASURY MONEY MARKET FUND
Prospectus May 31, 2001


  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  5 THE FUND AND VANGUARD
  6 INVESTMENT ADVISER
  6 DIVIDENDS AND TAXES
  7 SHARE PRICE
  8 FINANCIAL HIGHLIGHTS
  9 INVESTING WITH VANGUARD
   9 Buying Shares
   10 Redeeming Shares
   12 Other Rules You Should Know
   15 Fund and Account Updates
   16 Contacting Vanguard
 GLOSSARY (inside back cover)


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk (R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 IMPORTANT NOTE
 The minimum initial investment for the Fund is $50,000.
--------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide current income and preserve investors' principal, while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Fund invests solely in high-quality, short-term money market securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund invests in securities with a maturity of 13 months or less, and will maintain a dollar-weighted average maturity of 90 days or less. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
The Fund is designed as a low-risk investment; however, the Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

 AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception. The table shows how the Fund's average annual total returns compare with those of a relevant market index and an average money market fund over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                                ANNUAL TOTAL RETURNS
                                1993    -       2.99%
                                1994    -       3.99%
                                1995    -       5.66%
                                1996    -       5.26%
                                1997    -       5.29%
                                1998    -       5.18%
                                1999    -       4.74%
                                2000    -       5.99%
     ---------------------------------------------------------------------------
     The Fund's year-to-date return as of the most recent calendar quarter ended March 31, 2001, was 1.39%.
     ---------------------------------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 1.56% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.73% (quarter ended June 30, 1993).



        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                        1 YEAR  5 YEARS   SINCE INCEPTION*
      ---------------------------------------------------------------------
      Vanguard Admiral Treasury Money
       Market Fund                       5.99%   5.29%          4.87%
      Salomon Smith Barney
       3-MonthTreasury Index             5.96    5.25           4.90
      Average U.S. Treasury Money        5.46    4.78           4.41
       Market Fund**
      ---------------------------------------------------------------------
       *December 14, 1992.
      **Derived from data provided by Lipper Inc.
      ---------------------------------------------------------------------


 If you would like to know the current 7-day yield for the Fund, call Vanguard's Investor Information Department at 1-800-662-7447 (SHIP).

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2001.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                     None
      Sales Charge (Load) Imposed on Reinvested Dividends:          None
      Redemption Fee:                                               None*
      Exchange Fee:                                                 None



      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                         0.13%
      12b-1 Distribution Fee:                                       None
      Other Expenses:                                              0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                       0.15%

      *A $5 fee applies to wire redemptions under $5,000.

3


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Admiral Treasury Money Market Fund's expense ratio in fiscal year 2001 was 0.15%, or $1.50 per $1,000 of average net assets. The average U.S. treasury money market mutual fund had expenses in 2000 of 0.72%, or $7.20 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                   --------------------------------------------------
                       1 YEAR      3 YEARS    5 YEARS      10 YEARS
                   --------------------------------------------------
                         $15          $48        $85         $192
                   --------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

4

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS                                          MINIMUM INITIAL INVESTMENT
Declared daily and distributed on the first        $50,000
business day of each month
                                                   NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                                 VangAdmUST
The Vanguard Group, Valley Forge, Pa.,
since inception                                    VANGUARD FUND NUMBER
                                                   011
INCEPTION DATE
December 14, 1992                                  CUSIP NUMBER
                                                   921932109
NET ASSETS AS OF JANUARY 31, 2001
$6.7 billion                                       TICKER SYMBOL
                                                   VUSXX
SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------






MORE ON THE FUND

This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.
 The following  sections  explain the investment  policies that the Fund uses in pursuit of its  objective.  The Fund's  board of  trustees,  which  oversees the
Fund's management, may change investment policies in the interest of shareholders without a shareholder vote, unless those policies are designated as fundamental.
 Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE

The Fund invests solely in securities backed by the full faith and credit of the U.S. government, within a prescribed maturity standard. These include U.S. Treasury securities, as well as other full faith and credit obligations of the U.S. government. Nonetheless, the Fund is subject to certain risks.

FLAG LOGO
THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. BECAUSE THE FUND'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.

5

SECURITY SELECTION

The Vanguard Group (Vanguard), adviser to the Fund, invests 100% of the Fund's assets in securities backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The remaining assets may be invested in securities issued by other government agencies such as the Government National Mortgage Association, the Small Business Administration, and the Federal Financing Bank. In seeking to provide a stable net asset value of $1 per share, the Fund is expected to buy securities with an effective maturity of 13 months or less, and to maintain a dollar-weighted average maturity of 90 days or less.
 The Fund is generally managed without regard to tax ramifications.

FLAG LOGO
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING SECURITIES.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading. Specifically:
-Each    Vanguard   fund   reserves   the   right   to   reject   any   purchase
 request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
-Each  Vanguard  fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-Each Vanguard fund reserves the right to stop offering shares at any time. -Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index
 Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone or fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-Certain Vanguard funds charge  transaction fees on purchases and/or redemptions of their shares.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $560 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------



INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Fixed Income Group. As of January 31, 2001, Vanguard served as adviser for about $403 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the control of the trustees and officers of the Fund. For the fiscal year ended January 31, 2001, the investment advisory fees represented an effective annual rate of approximately 0.01% of the Fund's average net assets.
 The adviser places all orders for the purchase and sale of the Fund's portfolio securities, and obtains the best available price and most favorable execution for all transactions.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

 The managers primarily responsible for overseeing the Fund's investments are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991 and has managed portfolio investments since joining Vanguard in 1997.
Education: B.S., University of Wisconsin.

Mr. Glocke manages the Fund on a day-to-day basis. Mr. MacKinnon is responsible for setting the Fund's broad investment policies and for overseeing the Fund manager.
--------------------------------------------------------------------------------


DIVIDENDS AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest less expenses). The Fund's income dividends accrue daily and are distributed on the first business day of every month. You can receive your income dividends in cash, or you can have them automatically reinvested in more shares of the Fund.

7

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
-Distributions  are taxable to you for federal  income tax  purposes  whether or not you reinvest these amounts in additional Fund shares.
-Distributions  declared in December--if  paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
-Any  dividends  that you  receive  are  taxable to you as  ordinary  income for federal income tax purposes.
-Dividend  distributions  that you  receive  may be  subject  to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

GENERAL INFORMATION

BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  31%  of  any  taxable
distributions  or redemptions from your account if you do not:
- provide us with your  correct  taxpayer  identification  number;
- certify  that the  taxpayer identification  number is  correct;  and
- confirm  that you are not  subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review the area entitled "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund will not transact purchase or redemption requests.
 The instruments held by the Fund are valued on the basis of amortized cost. Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

 Vanguard money market fund yields can be found weekly in the money market fund listings of most major newspapers, separate from the share-price listings for other mutual funds.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to share- holders. You may have the annual report sent to you without charge by contacting Vanguard.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began fiscal 2001 with a net asset value (price) of $1.00 per share. During the year, the Fund earned $0.059 per share from investment income (interest).

 Shareholders received $0.059 per share in the form of dividend distributions. The earnings ($0.059 per share) minus the distributions ($0.059 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 6.07% for the year.

 As of January 31, 2001, the Fund had $6.7 billion in net assets. For the year, its expense ratio was 0.15% ($1.50 per $1,000 of net assets); and its net investment income amounted to 5.90% of its average net assets.
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------

                                           VANGUARD ADMIRAL TREASURY
                                               MONEY MARKET FUND
                                            YEAR ENDED JANUARY 31,
                        -----------------------------------------------------------------
                          2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------
NET ASSET VALUE,         $1.00        $1.00        $1.00        $1.00        $1.00
 BEGINNING OF YEAR
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income    .059         .047         .050         .052         .051
 Net Realized and
  Unrealized Gain
  (Loss) on                  -            -            -            -            -
  Investments
                        -----------------------------------------------------------------
   Total from
    Investment            .059         .047         .050         .052         .051
    Operations
                        -----------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income      (.059)       (.047)       (.050)       (.052)       (.051)
 Distributions from
  Realized Capital           -            -            -            -            -
  Gains
                        -----------------------------------------------------------------
   Total Distributions   (.059)       (.047)       (.050)       (.052)       (.051)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END     $1.00        $1.00        $1.00        $1.00        $1.00
 OF YEAR
-----------------------------------------------------------------------------------------

TOTAL RETURN             6.07%        4.79%        5.12%        5.31%        5.24%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)       $6,746       $5,648       $5,057       $3,880       $3,247
 Ratio of Total
  Expenses to Average
  Net Assets             0.15%        0.15%        0.15%        0.15%        0.15%
 Ratio of Net
  Investment Income to
  Average Net Assets     5.90%        4.69%        4.97%        5.20%        5.12%
-----------------------------------------------------------------------------------------

9


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES

ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT: $50,000.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire. Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--11. For addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's NAV  determined as of your TRADE DATE.
BY CHECK: For check purchases arriving at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of arrival. For purchases arriving after that time, the trade date is the second business day following the date of arrival. Money market instruments can be purchased only with federal funds, and it takes a mutual fund one business day to convert check proceeds into federal funds.

BY WIRE OR EXCHANGE: For purchases made by wire or exchange from another Vanguard fund before the close of regular trading on the Exchange, the trade date is that same day. For purchases arriving after that time, the trade date is the first business day following the date of arrival.

EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m., Eastern time, that you intend to make a wire purchase that day.

PURCHASE RULES YOU SHOULD KNOW
^THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.


REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY WRITING A CHECK: If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

11

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (available for money market funds only), the shares will stop earning dividends that same day.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
^WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express (R).
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


OTHER RULES YOU SHOULD KNOW


TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT (TM). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.

13

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME  VANGUARD  FUNDS  DO  NOT  PERMIT  TELEPHONE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
^SOME   VANGUARD   FUNDS  DO  NOT  PERMIT   ONLINE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*

 - Any supporting legal documentation that may be required.

*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
-You  may  make  no  more  than  TWO   SUBSTANTIVE   "ROUND  TRIPS"   THROUGH  A
 NON-MONEY-MARKET FUND during any 12-month period.
-Your  round  trips  through  a  non-money-market  fund must be at least 30 days apart.
- All funds may refuse share purchases at any time, for any reason.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR (TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

15

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

REPORTS
Fund financial reports about Vanguard Admiral Treasury Money Market Fund will be mailed twice a year--in March and September. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the financial markets, the Fund's adviser report, and the Fund's financial statements, which include a listing of the Fund's holdings.
 To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD


ONLINE

VANGUARD.COM
- Your best source of Vanguard news
- For fund, account, and service information
- For most account  transactions
- For literature requests
- 24 hours per day, 7 days per week

VANGUARD TELE  ACCOUNT (R)  1-800-662-6273  (ON-BOARD)
- For  automated  fund and account information
- For redemptions by check, exchange, or wire
- Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION  1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES  1-800-662-2739  (CREW)
(Text telephone at 1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

INSTITUTIONAL DIVISION 1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Always use this fund number when contacting us about
Vanguard Admiral Treasury Money Market Fund--11.

GLOSSARY OF INVESTMENT TERMS


DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

LIQUIDITY
The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MONEY MARKET FUND
A mutual fund that seeks to provide income, liquidity, and a stable share price by investing in very short-term, liquid investments.

MONEY MARKET INSTRUMENTS
Short-term, liquid investments (usually with a maturity of 13 months or less) that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and interests in other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                  [SHIP GRAPHIC]
                                                     THE VANGUARD GROUP (R)LOGO
                                                           Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Admiral Treasury Money Market Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE: 1-800-662-7447 (SHIP)

TEXT TELEPHONE: 1-800-952-3335

WORLD WIDE WEB: WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-7043


(C) 2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing
Corporation, Distributor.

P011 052001

VANGUARD (R) ADMIRAL (TM) TREASURY
MONEY MARKET FUND

FOR PARTICIPANTS  -  MAY 31, 2001

MONEY MARKET
PROSPECTUS

This prospectus contains financial information for the Fund through the fiscal year ended January 31, 2001.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE VANGAURD GROUP(R) LOGO

VANGUARD ADMIRAL TREASURY MONEY MARKET FUND
Participant Prospectus
May 31, 2001

  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  5 THE FUND AND VANGUARD
  5 INVESTMENT ADVISER
  6 DIVIDENDS AND TAXES
  6 SHARE PRICE
  7 FINANCIAL HIGHLIGHTS
  8 INVESTING WITH VANGUARD
  9 ACCESSING FUND INFORMATION BY COMPUTER
 GLOSSARY (inside back cover)




--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk (R)" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 IMPORTANT NOTE
 The minimum initial investment for the Fund is $50,000.
--------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide current income and preserve investors' principal, while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Fund invests solely in high-quality, short-term money market securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund invests in securities with a maturity of 13 months or less, and will maintain a dollar-weighted average maturity of 90 days or less. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
The Fund is designed as a low-risk investment; however, the Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


 AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception. The table shows how the Fund's average annual total returns compare with those of a relevant market index and an average money market fund over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                                 ANNUAL TOTAL RETURNS
      --------------------------------------------------------------------------
                                1993    -       2.99%
                                1994    -       3.99%
                                1995    -       5.66%
                                1996    -       5.26%
                                1997    -       5.29%
                                1998    -       5.18%
                                1999    -       4.74%
                                2000    -       5.99%
     ---------------------------------------------------------------------------
     The Fund's year-to-date return as of the most recent calendar quarter ended March 31, 2001, was 1.39%.
     ---------------------------------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 1.56% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.73% (quarter ended June 30, 1993).


      ---------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                        1 YEAR  5 YEARS   SINCE INCEPTION*
      ---------------------------------------------------------------------
      Vanguard Admiral Treasury Money
       Market Fund                       5.99%   5.29%          4.87%
      Solomon Smith Barney 3-Month
       Treasury Index                    5.96    5.25           4.90
      Average U.S. Treasury Money        5.46    4.78           4.41
       Market Fund**
      ---------------------------------------------------------------------
       *December 14, 1992.
      **Derived from data provided by Lipper Inc.
      ---------------------------------------------------------------------

 If you would like to know the current 7-day yield for the Fund, call Vanguard's Investor Information Department at 1-800-662-7447 (SHIP).

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2001.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                     None
      Sales Charge (Load) Imposed on Reinvested                     None
      Dividends:
      Redemption Fee:                                               None
      Exchange Fee:                                                 None



      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                         0.13%
      12b-1 Distribution Fee:                                       None
      Other Expenses:                                              0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                       0.15%





--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Admiral Treasury Money Market Fund's expense ratio in fiscal year 2001 was 0.15%, or $1.50 per $1,000 of average net assets. The average U.S. treasury money market mutual fund had expenses in 2000 of 0.72%, or $7.20 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

3

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                   --------------------------------------------------
                       1 YEAR      3 YEARS    5 YEARS      10 YEARS
                   --------------------------------------------------
                         $15          $48        $85         $192
                   --------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS                                          MINIMUM INITIAL INVESTMENT
Declared daily and distributed on the first        $50,000
business day of each month
                                                   NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                                 VangAdmUST
The Vanguard Group, Valley Forge, Pa.,
since inception                                    VANGUARD FUND NUMBER
                                                   011
INCEPTION DATE
December 14, 1992                                  CUSIP NUMBER
                                                   921932109
NET ASSETS AS OF JANUARY 31, 2001
$6.7 billion                                       TICKER SYMBOL
                                                   VUSXX
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this  LOGO  symbol  throughout  the  prospectus.  It is used  to  mark  detailed information  about  each  type  of  risk  that  you  would  confront  as a  Fund shareholder.
 The following  sections  explain the investment  policies that the Fund uses in pursuit of its  objective.  The Fund's  board of  trustees,  which  oversees the
Fund's management, may change investment policies in the interest of shareholders without a shareholder vote, unless those policies are designated as fundamental.
 Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE

The Fund invests solely in securities backed by the full faith and credit of the U.S. government, within a prescribed maturity standard. These include U.S. Treasury securities, as well as other full faith and credit obligations of the U.S. government. Nonetheless, the Fund is subject to certain risks.

[FLAG LOGO]
THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. BECAUSE THE FUND'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.


SECURITY SELECTION

The Vanguard Group (Vanguard), adviser to the Fund, invests 100% of the Fund's assets in securities backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The remaining assets may be invested in securities issued by other government agencies such as the Government National Mortgage Association, the Small Business Administration, and the Federal Financing Bank. In seeking to provide a stable net asset value of $1 per share, the Fund is expected to buy securities with an effective maturity of 13 months or less, and to maintain a dollar-weighted average maturity of 90 days or less.
 The Fund is generally managed without regard to tax ramifications.

[FLAG LOGO}
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING SECURITIES.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading. Specifically:

5

-Each    Vanguard   fund   reserves   the   right   to   reject   any   purchase
 request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
-Each  Vanguard  fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-Each Vanguard fund reserves the right to stop offering shares at any time. -Certain Vanguard funds charge transaction fees on purchases and/or redemptions of their shares.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.



THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $560 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Fixed Income Group. As of January 31, 2001, Vanguard served as adviser for about $403 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the control of the trustees and officers of the Fund. For the fiscal year ended January 31, 2001, the investment advisory fees represented an effective annual rate of approximately 0.01% of the Fund's average net assets.
 The adviser places all orders for the purchase and sale of the Fund's portfolio securities, and obtains the best available price and most favorable execution for all transactions.

6

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The managers primarily responsible for overseeing the Fund's investments are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991 and has managed portfolio investments since joining Vanguard in 1997.
Education: B.S., University of Wisconsin.

Mr. Glocke manages the Fund on a day-to-day basis. Mr. MacKinnon is responsible for setting the Fund's broad investment policies and for overseeing the Fund manager.
--------------------------------------------------------------------------------

DIVIDENDS AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest less expenses). The Fund's income dividends accrue daily and are distributed on the first business day of every month.
 Your dividend distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund will not transact purchase or redemption requests.
 The instruments held by the Fund are valued on the basis of amortized cost. Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
 Vanguard money market fund yields can be found weekly in the money market fund listings of most major newspapers, separate from the share-price listings for other mutual funds.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began fiscal 2001 with a net asset value (price) of $1.00 per share. During the year, the Fund earned $0.059 per share from investment income (interest).

 Shareholders received $0.059 per share in the form of dividend distributions. The earnings ($0.059 per share) minus the distributions ($0.059 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 6.07% for the year.

 As of January 31, 2001, the Fund had $6.7 billion in net assets. For the year, its expense ratio was 0.15% ($1.50 per $1,000 of net assets); and its net investment income amounted to 5.90% of its average net assets.
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------

                                           VANGUARD ADMIRAL TREASURY
                                               MONEY MARKET FUND
                                            YEAR ENDED JANUARY 31,
                        -----------------------------------------------------------------
                          2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------
NET ASSET VALUE,         $1.00        $1.00        $1.00        $1.00        $1.00
 BEGINNING OF YEAR
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income    .059         .047         .050         .052         .051
 Net Realized and
  Unrealized Gain
  (Loss) on                  -            -            -            -            -
  Investments
                        -----------------------------------------------------------------
   Total from
    Investment            .059         .047         .050         .052         .051
    Operations
                        -----------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income      (.059)       (.047)       (.050)       (.052)       (.051)
 Distributions from
  Realized Capital           -            -            -            -            -
  Gains
                        -----------------------------------------------------------------
   Total Distributions   (.059)       (.047)       (.050)       (.052)       (.051)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                 $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------

TOTAL RETURN             6.07%        4.79%        5.12%        5.31%        5.24%
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)       $6,746       $5,648       $5,057       $3,880       $3,247
 Ratio of Total
  Expenses to Average
  Net Assets             0.15%        0.15%        0.15%        0.15%        0.15%
 Ratio of Net
  Investment Income to
  Average Net Assets     5.90%        4.69%        4.97%        5.20%        5.12%
-----------------------------------------------------------------------------------------

8

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
-If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
-If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     After Vanguard receives your request (or, in the case of new contributions, after Vanguard receives the order from your plan administrator), your purchase trade date will be determined. For money market fund purchases made by wire or exchange from another Vanguard fund before the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time, the trade date is the same day. For purchases arriving after the that time, the trade date is the first business day following the date of arrival. For money market fund check purchases arriving at Vanguard before the close of regular trading on the
Exchange, the trade date is the first business day following the date of arrival. For purchases arriving after that time, the trade date is the second business day following the date of arrival. Money market instruments can be purchased only with federal funds, and it takes a mutual fund one business day to convert check proceeds into federal funds.
     You begin earning dividends on the next business day after your contribution trade date. Shares continue earning dividends until the next business day after your exchange or redemption trade date.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Make sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

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







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






                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

LIQUIDITY
The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MONEY MARKET FUND
A mutual fund that seeks to provide income, liquidity, and a stable share price by investing in very short-term, liquid investments.

MONEY MARKET INSTRUMENTS
Short-term, liquid investments (usually with a maturity of 13 months or less) that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and interests in other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                         [SHIP GRAPHIC]
                                                   THE VANGUARD GROUP (R)LOGO
                                                   Institutional  Division
                                                   Post Office Box 2900
                                                   Valley Forge,  PA 19482-2900

FOR MORE  INFORMATION  If you'd like more  information  about  Vanguard  Admiral
Treasury Money Market Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-7043

(C) 2001 The Vanguard Group, Inc.
All rights reserved. Vanguard Marketing
Corporation, Distributor.

I011 052001

                                     PART B

                          VANGUARD ADMIRAL FUNDS (R)
                                  (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 31, 2001

This Statement is not a prospectus but should be read in conjunction with Vanguard Admiral Treasury Money Market Fund's current Prospectus dated May 31, 2001. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains Vanguard Admiral Treasury Money Market Fund's financial statements as hereby incorporated by reference, please call:



                INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447


                                TABLE OF CONTENTS


                                                                PAGE
DESCRIPTION OF THE TRUST.........................................B-1
INVESTMENT POLICIES..............................................B-3
PURCHASE OF SHARES...............................................B-4
REDEMPTION OF SHARES.............................................B-4
SHARE PRICE......................................................B-4
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-5
MANAGEMENT OF THE FUND...........................................B-6
CALCULATION OF YIELD ............................................B-9
CALCULATION OF TOTAL RETURN......................................B-10
COMPARATIVE INDEXES..............................................B-11
TAX ADVANTAGE OF U.S. TREASURY INCOME............................B-13
FINANCIAL STATEMENTS.............................................B-13
APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS..................B-13



                            DESCRIPTION OF THE TRUST

ORGANIZATION


The Trust was organized as a Maryland Corporation in 1992, and was reorganized as a Delaware business trust in May, 1998. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940, as amended (the 1940 Act) as an open-end, diversified management investment company. It currently offers one fund and class of shares, as follows: VANGUARD ADMIRAL TREASURY MONEY MARKET FUND. The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.



SERVICE PROVIDERS


  CUSTODIAN. The Bank of New York, One Wall Street, New York, NY 10286 and State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serve as the Trust's custodians. The custodians are responsible for maintaining the Trust's assets and keeping all necessary accounts and records of the Trust's assets.

  INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Trust's independent accountants. The accountants audit the Trust's financial statements and provide other related services.

  TRANSFER AND DIVIDEND-PAYING AGENT. The Trust's transfer and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.



CHARACTERISTICS OF THE TRUST'S SHARES

  RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust. The Trust may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Trust will continue indefinitely.

  SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


  DIVIDEND RIGHTS. The shareholders of any fund of the Trust are entitled to receive any dividends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


  VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of the Fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

  LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the Trust's net assets.

  PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Trust's shares.

  CONVERSION RIGHTS. There are no conversion rights associated with the Trust's shares.

  REDEMPTION PROVISIONS. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

  SINKING FUND PROVISIONS. The Trust has no sinking fund provisions.

  CALLS OR ASSESSMENT. The Trust's shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUND

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

The following policies supplement the investment policies set forth in the Fund's Prospectus.

  LENDING OF SECURITIES. The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act and the rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities, and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange (the Exchange), which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's board of trustees.


  VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Fund and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

  ILLIQUID SECURITIES. The Fund may not invest any of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

  TEMPORARY INVESTMENTS. The Fund may take temporary investment measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and
(d) other money market instruments. There is no limit on the extent to which the Fund may take temporary investment measures. In taking such measures, the Fund may fail to achieve its investment objective.

                               PURCHASE OF SHARES

The Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

  The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

  No charge is made by the Fund for redemptions; except for wire withdrawals in amounts less than $5,000 which will be subject to a maximum charge of $5.00. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

                                   SHARE PRICE


The Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of regular trading on the Exchange, generally 4 p.m., Eastern time, on each day that the Exchange is open for trading.

  It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if it sold the instrument. Such procedures will include a review of the Fund's holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a new asset value per share by using available market quotations.

  The use of amortized cost and the maintenance of the Fund's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means the lesser of (i) 67% or more of the shares voted, so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares.

  BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions.

  COMMODITIES. The Fund will not purchase or sell commodities.

  DIVERSIFICATION. The Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to
obligations   of   the   United   States   Government   or   its   agencies   or
instrumentalities.

  ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, any of its net assets would be invested in securities that are illiquid.

  INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, and (ii) utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  INVESTING FOR CONTROL. The Fund may not invest in a company for the purpose of controlling its management.

  INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and policies consistent with those of the Fund.

  LOANS. The Fund may not lend money to any person except by purchasing debt obligations in which the Fund is authorized to invest in accordance with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

  MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

  OIL, GAS, MINERALS. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

  PUTS, CALLS, WARRANTS. The Fund may not purchase or sell warrants, put or call options, or combinations thereof.

  PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 10% of its net assets.

  REAL ESTATE. The Fund may not invest directly in real estate, although it may purchase marketable securities of companies which deal in real estate and bonds secured by real estate.

  SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

  UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

  The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions.

  None of these limitations prevents the Fund from participating in The Vanguard Group, Inc. (Vanguard). As a member of The Vanguard Group of Investment Companies, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.


                             MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES


The officers of the Fund manage its day-to-day operations and are responsible to the Fund's board of trustees. The trustees set broad policies for the Fund and choose its officers. The following is a list of the trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's trustees and officers own less than 1% of the outstanding shares of the Fund. Each trustee also serves as a director of The Vanguard Group, Inc., and as a trustee of each of the 109 funds administered by Vanguard (107 in the case of Mr. Malkiel and 99 in the case of Mr. MacLaury). The mailing address of the trustees and officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer, and Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (DOB: 10/23/1937), Trustee Retired Managing Partner of Greenwich Associates (International Business Strategy Consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital (Investment Management), The Jeffrey Co. (Holding Company), NeuVis, Inc. (Software Company), and Select Sector SPDR Trust (Exchange-Traded Mutual Fund).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/Coal/ Appliances); and Director of The BFGoodrich Co. (Aircraft
Systems/Manufacturing/Chemicals).

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee Retired Chairman and CEO of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engines), The Mead Corp. (Paper Products); and AmeriSource Health Corp. (Pharmaceutical Distribution); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary* Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer* Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

THE VANGUARD GROUP

The Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through its jointly-owned subsidiary, The Vanguard Group, Inc., the Fund and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

  Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

  The officers of the funds are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

  Vanguard has adopted a Code of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Code permits access persons to invest in securities for their own accounts, including securities that may be held by the funds, but places substantive and procedural restrictions on their trading activities. For example, the Code requires that access persons of the funds receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

  Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (1) each Vanguard fund may be called upon to invest a maximum of 0.40% of its current assets in Vanguard and (2) there is no other limitation on the maximum cash investment that the Vanguard funds may make in Vanguard.

  At January 31, 2001, the Admiral Funds had contributed capital to Vanguard of:


                                 CAPITAL
                             CONTRIBUTED TO  % OF FUND NET     % OF VANGUARD'S
FUND                           VANGUARD           ASSETS         CAPITALIZATION
--------------------------------------------------------------------------------
Admiral Treasury Money
Market Fund..............      $1,301,000         0.02%             1.3%
Admiral Short-Term
Treasury Fund*...........        $207,000         0.02%             0.2%
Admiral Intermediate-Term
Treasury Fund*...........        $273,000         0.02%             0.3%
Admiral Long-Term Treasury
Fund*....................         $96,000         0.02%             0.1%

* As of May 31, 2001, the Admiral Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds were merged into the Admiral share classes of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds, respectively.

  MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

  DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of Vanguard. The trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Trusts based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

  During the fiscal years ended January 31, 1999, 2000, and 2001, the Funds incurred the following approximate amounts of The Vanguard Group's management (including transfer agency) distribution, and marketing expenses.


FUND                                           1999         2000         2001
-----------------------------------------------------------------------------
Admiral Treasury Money Market Fund       $5,978,000   $7,482,000   $8,142,000
Admiral Short-Term Treasury Fund*        $1,269,000   $1,644,000   $1,459,000
Admiral Intermediate-Term Treasury
Fund*.......................             $1,484,000   $1,801,000   $1,810,000
Admiral Long-Term Treasury Fund*           $534,000     $613,000     $586,000

* As of May 31, 2001, the Admiral Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds were merged into the Admiral share classes of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds, respectively.

  INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to several Vanguard funds including this Fund. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds utilizing these services.


 During the fiscal years ended January 31, 1999, 2000, and 2001, the Funds incurred the following approximate amounts of Vanguard's expenses relating to investment advisory services.

FUND                                           1999         2000         2001
-----------------------------------------------------------------------------
Admiral Treasury Money Market Fund         $536,000     $693,000     $678,000
Admiral Short-Term Treasury Fund*          $113,000     $158,000     $124,000
Admiral Intermediate-Term Treasury
Fund.......................*               $133,000     $172,000     $150,000
Admiral Long-Term Treasury Fund*            $49,000      $61,000      $50,000

* As of May 31, 2001, the Admiral Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds were merged into the Admiral share classes of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds, respectively.


TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with two exceptions, which are noted in the table below), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

  INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:
- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
- Upon retirement, the independent trustees receive an aggregate annual fee of $1,000 for each year served on the board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each trustee's death.

  "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

  COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.



                                      VANGUARD ADMIRAL FUNDS
                                   TRUSTEES' COMPENSATION TABLE

                                              PENSION OR
                                              RETIREMENT                               TOTAL
                                           BENEFITS ACCRUED                        COMPENSATION
                           AGGREGATE       AS PART OF THIS    ESTIMATED ANNUAL   FROM ALL VANGUARD
                          COMPENSATION          FUND'S         BENEFITS UPON       FUNDS PAID TO
NAMES OF TRUSTEES       FROM THIS FUND(1)     EXPENSES(1)        RETIREMENT         TRUSTEES(2)
----------------------------------------------------------------------------------------------------
John J. Brennan                None               None                None                 None
Charles D. Ellis (3)            N/A                N/A             $15,000                  N/A
JoAnn Heffernan Heisen       $1,641                $72             $15,000             $100,000
Bruce K. MacLaury            $1,698               $122             $12,000              $95,000
Burton G. Malkiel            $1,650               $119             $15,000             $100,000
Alfred M. Rankin, Jr.        $1,608                $87             $15,000              $98,000
John C. Sawhill (4)            $730                 $0                 N/A              $44,483
James O. Welch, Jr.          $1,608               $128             $15,000              $98,000
J. Lawrence Wilson           $1,887                $92             $15,000             $115,000


(1) The amounts shown in this column are based on the Trust's fiscal year ended January 31, 2001. This includes compensation received by the trustees from the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds, which were merged into the Admiral share classes of Vanguard Short-Term,
  Intermediate-Term,  and Long-Term  Treasury  Funds,  respectively,  on May 31,
  2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 109 Vanguard funds (107 in the case of Mr. Malkiel; 99 in the case of Mr. MacLaury) for the 2000 calendar year.
(3) Mr. Ellis joined the Trust's board, effective January 1, 2001.
(4) Mr. Sawhill died in May 2000.

                              CALCULATION OF YIELD


The current yield of the Admiral Treasury Money Market Fund is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Fund by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

  Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for Admiral Treasury Money Market Fund for the 7-day base period ending January 31, 2001.


Value of account at beginning of period. . . . .      $1.00000
Value of same account at end of period*. . . . .      $1.00114
Net Change in account value. . . . . . . . . . .      $0.00114
Annualized Current Net Yield
  (Net Change x 365/7) ^ average net asset value         6.06%
Effective Yield
  [(Net Change) + 1]/365/7/ - 1. . . . . . . . .         5.96%
Average Weighted Maturity of Investments . . . .       65 days
* Exclusive of any capital changes



  The net asset value of a share of Admiral Treasury Money Market Fund is $1.00 and it is not expected to fluctuate. However, the yield of the Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund, and other factors. Yield is one basis investors may use to analyze the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value, and calculating yield.



                           CALCULATION OF TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)/1/N/ - 1

  Where:

          T =average annual total return P =a hypothetical initial investment of $1,000 n =number of years ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period


  The average annual total return of the Fund for the one- and five-year periods ended January 31, 2001, and since inception on December 14, 1992, is 6.07%, 5.30%, and 4.89%, respectively.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                               C  =  (ERV/P) - 1

  Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                               COMPARATIVE INDEXES


Each of the investment company members of The Vanguard Group, including Vanguard Admiral Treasury Money Market Fund may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current-coupon high-grade general-obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Brothers Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN  BROTHERS LONG CREDIT AA OR BETTER BOND  INDEX--consists  of all publicly
issued,   fixed-rate,   nonconvertible  investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment-grade bonds rated BBB- or better with maturities between 1 and 5 years. The Index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The Index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The Index has a market value of over $1.1 trillion.

LIPPER SMALLCAP FUND AVERAGE--the average performance of small company growth funds as defined by Lipper, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constitute the Group at its inception.)

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.


                     TAX ADVANTAGE OF U.S. TREASURY INCOME


                                             CURRENT FUND YIELD
                                      3.00%    4.00%   5.00%   6.00%   7.00%
NET EFFECTIVE STATE INCOME TAX RATE*         TAXABLE EQUIVALENT YIELD
--------------------------------------------------------------------------------
3.00%.......................          3.09%   4.12%   5.15%   6.19%   7.22%
6.00%.......................          3.19%   4.26%   5.32%   6.38%   7.45%
9.00%.......................          3.30%   4.40%   5.49%   6.59%   7.69%

* Assumes state income tax taken as a deduction on Federal tax return (31% tax bracket). Yields are not indicative of current or future performance. This chart is for illustrative purposes only. Prospective investors should consult their own tax advisers concerning the state tax consequences of an investment in the Funds.



                              FINANCIAL STATEMENTS


The Fund's financial statements as of and for the fiscal year ended January 31, 2001, appearing in the Fund's 2001 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's 2001 Annual Report to Shareholders, which may be obtained without charge.



                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

Excerpts from Moody's Investors Service, Inc., (Moody's) description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--speculative in a high degree, often in default; C--lowest rated class of bonds, regarded as having extremely poor prospects.

  Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  Excerpts from Standard & Poor's Corporation (S&P) description of its bond ratings: AAA--highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations. A very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A--regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment; BB, B, CCC, CC--predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and CC the highest.

  S&P applies indicators "+" no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

II. U.S. GOVERNMENT SECURITIES

The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

  Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

  An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, Federal Land Banks, Central Bank for Cooperative, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.






                                                                   SAI011 052001